Exhibit 10.1

SUNESIS PHARMACEUTICALS, INC.

$20,000,000 of Common Stock

(par value $0.0001 per share)

Controlled Equity OfferingSM

Sales Agreement

August 11, 2011

CANTOR FITZGERALD & CO.

499 Park Avenue

New York, NY 10022

Ladies and Gentlemen:

SUNESIS PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), confirms its agreement (this “Agreement”) with Cantor Fitzgerald & Co. (“CF&Co”), as follows:

1. Issuance and Sale of Shares. The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through CF&Co, acting as agent and/or principal, shares (the “Placement Shares”) of the Company’s common stock par value $0.0001 per share (the “Common Stock”) up to an aggregate offering price of $20,000,000, subject to Section 6(e) hereof (the “Maximum Amount”). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitation set forth in this Section 1 on the number of Placement Shares issued and sold under this Agreement shall be the sole responsibility of the Company, and CF&Co shall have no obligation in connection with such compliance, provided that CF&Co strictly follows the trading instructions provided pursuant to any Placement Notice. The issuance and sale of Placement Shares through CF&Co will be effected pursuant to the Registration Statements (as defined below) filed by the Company and declared effective by the Securities and Exchange Commission (the “Commission”), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statements (as defined below) to issue Common Stock.

The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), with the Commission Registration Statements on Form S-3 (Nos. 333-164025 and 333-166366), each including a base prospectus, relating to certain securities, including the Placement Shares to be issued from time to time by the Company, and which incorporate by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”). The Company has prepared a prospectus supplement to the base prospectuses included as part of such registration statements specifically relating to the Placement Shares (the “Prospectus Supplement”). The Company will furnish to

CF&Co, for use by CF&Co, copies of the prospectuses included as part of such registration statements, as supplemented by the Prospectus Supplement, relating to the Placement Shares. Except where the context otherwise requires, such registration statements, as amended when each became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statements pursuant to Rule 430B or 462(b) of the Securities Act, as well as any comparable successor registration statement filed by the Company for the sale of shares of its Common Stock, including the Placement Shares, collectively are herein called the “Registration Statements.” The base prospectuses, including all documents incorporated therein by reference, included in the Registration Statements, as each may be supplemented by the Prospectus Supplement, in the form in which such prospectuses and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, together with the then issued Issuer Free Writing Prospectus(es), is herein called the “Prospectus.” Any reference herein to the Registration Statements, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statements or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein (the “Incorporated Documents”). For purposes of this Agreement, all references to the Registration Statements, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to either the Electronic Data Gathering Analysis and Retrieval System or Interactive Data Electronic Applications (collectively “IDEA”).

2. Placements. Each time that the Company wishes to issue and sell the Placement Shares hereunder (each, a “Placement”), it will notify CF&Co by email notice (or other method mutually agreed to in writing by the parties) (a “Placement Notice”) containing the parameters in accordance with which it desires the Placement Shares to be sold, which shall at a minimum include the number of Placement Shares to be issued, the time period during which sales are requested to be made, any limitation on the number of Placement Shares that may be sold in any one Trading Day (as defined in Section 3) and any minimum price below which sales may not be made, a form of which containing such minimum sales parameters necessary is attached hereto as Schedule 1. The Placement Notice shall originate from any of the individuals from the Company set forth on Schedule 2 (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from CF&Co set forth on Schedule 2, as such Schedule 2 may be amended from time to time. The Placement Notice shall be effective upon receipt by CF&Co unless and until (i) in accordance with the notice requirements set forth in Section 4, CF&Co declines to accept the terms contained therein for any reason, in its sole discretion, (ii) the entire amount of the Placement Shares, either under this Agreement or pursuant to a Placement Notice, have been sold, (iii) in accordance with the notice requirements set forth in Section 4, the Company suspends or terminates the Placement Notice, (iv) the Company issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, (v) CF&Co declines to continue to make sales under an existing Placement Notice, for any reason, in its sole discretion, or (vi) this Agreement has been terminated under the provisions of Section 11. The amount of any discount, commission or other compensation to be paid by the Company to CF&Co in connection with the sale of the Placement Shares shall be calculated in accordance with the terms set forth in Schedule 3. It is expressly acknowledged and agreed that neither the Company nor CF&Co will have any obligation whatsoever with respect to a Placement Notice or any Placement Shares unless and until the Company delivers a Placement Notice to CF&Co and CF&Co does not decline such Placement Notice pursuant to the terms set forth above, and then only upon the terms specified therein and herein.

3. Sale of Placement Shares by CF&Co. Subject to the terms and conditions herein set forth, upon the Company’s issuance of a Placement Notice, and unless the sale of the Placement Shares described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, CF&Co, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its customary trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the NASDAQ Capital Market (the “Exchange”), to sell such Placement Shares up to the amount specified, and otherwise in accordance with the terms of such Placement Notice. CF&Co will provide written confirmation to the Company (including by email correspondence) no later than the opening of the Trading Day (as defined below) next following the Trading Day on which it has made sales of Placement Shares hereunder setting forth the number of Placement Shares sold on such day, the compensation payable by the Company to CF&Co pursuant to Section 2 with respect to such sales, and the Net Proceeds (as defined below) payable to the Company, with an itemization of deductions made by CF&Co (as set forth in Section 5(a)) from gross proceeds for the Placement Shares that it receives from such sales. CF&Co may sell Placement Shares by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act, including without limitation sales made directly on the Exchange, on any other existing trading market for the Common Stock or to or through a market maker. With the prior express written consent of the Company, which may be provided in its Placement Notice, CF&Co may also sell Placement Shares in privately negotiated transactions. During the term of this Agreement and notwithstanding anything to the contrary herein, CF&Co agrees that in no event will it or any CF&Co Affiliate engage in any market making, bidding, stabilization or other trading activity with regard to the Common Stock if such activity would be prohibited under Regulation M or other anti-manipulation rules under the Securities Act. For the purposes hereof, “Trading Day” means any day on which shares of the Common Stock are purchased and sold on the principal market on which the Common Stock is listed or quoted.

4. Suspension of Sales. The Company or CF&Co may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Schedule 2, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other party set forth on Schedule 2), suspend any sale of Placement Shares; provided, however, that such suspension shall not affect or impair either party’s obligations with respect to any Placement Shares sold hereunder prior to the receipt of such notice. Each of the Parties agrees that no such notice under this Section 4 shall be effective against the other unless it is made to one of the individuals named on Schedule 2 hereto, as such schedule may be amended from time to time.

5. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, CF&Co that as of each Applicable Time (as defined in Section 19(a)):

(a) Compliance with Registration Requirements. The Registration Statements have been filed with the Commission under the Securities Act and declared effective by the Commission under the Securities Act. The Company has complied with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statements are in effect and no proceedings for such purpose have been instituted or are pending or, to the Company’s knowledge, are contemplated or threatened by the Commission. The Company satisfied all applicable requirements for the use of Form S-3 under the Securities Act when the Registration Statements were filed. The Commission has not issued an order preventing or suspending the use of the base prospectus, any Free Writing Prospectus (as defined below) or the Prospectus relating to the proposed offering of the Placement Shares and no proceedings for such purpose have been instituted or are pending or, to the Company’s knowledge, are contemplated or threatened by the Commission. The Prospectus delivered to CF&Co for use in connection with the offering of Placement Shares was, at the time of such delivery, identical to the electronically transmitted copies thereof filed with the Commission pursuant to IDEA, except to the extent permitted by Regulation S-T. At the respective times each part of the Registration Statements and each amendment thereto became effective or was deemed effective, as the case may be, the Registration Statements complied and will comply in all material respects with the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The immediately preceding sentence does not apply to statements in or omissions from the Registration Statements or any amendments or supplements thereto based upon and in conformity with written information furnished to the Company by CF&Co specifically for use therein.

(b) Delivery of Offering Materials. The Company has delivered to CF&Co, or made available through IDEA, one complete copy of each Registration Statement and of each consent of experts filed as a part thereof, and conformed copies of each Registration Statement (without exhibits), and the Prospectus, as amended or supplemented, in such quantities and at such places as CF&Co has reasonably requested.

(c) Prospectus. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued, as of the date hereof and at each Applicable Time, as the case may be, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing sentence does not apply to statements in or omissions from the Prospectus or any amendments or supplements thereto based upon and in conformity with written information furnished to the Company by CF&Co specifically for use therein.

(d) Financial Information. The financial statements of the Company, together with the related schedules and notes thereto, set forth or included or incorporated by reference in the Registration Statements and the Prospectus fairly present, in all material respects, the financial condition of the Company as of and at the dates indicated and the results of operations, changes in financial position, stockholders’ equity and cash flows for the periods therein specified. Such financial statements, schedules, and notes are in conformity with generally accepted accounting principles as consistently applied in the United States throughout the periods involved (except as otherwise stated therein). Any selected financial data included or incorporated by reference in the Registration Statements and the Prospectus present fairly the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein. Any pro forma financial statements of the Company, and the related notes thereto, included or incorporated by reference in the Registration Statements and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The Company does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statements and the Prospectus. No other financial statements are required to be set forth or to be incorporated by reference in the Registration Statements or the Prospectus under the Securities Act.

(e) Incorporated Documents. Each document incorporated or deemed to be incorporated by reference in the Registration Statements or the Prospectus heretofore filed, at the time it was or hereafter is filed with the Commission, conformed and will conform when filed in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

(f) Distribution of Materials; Free Writing Prospectuses. The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. The Company has not, directly or indirectly, distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Placement Shares other than the Prospectus and other materials, if any, permitted under the Securities Act to be distributed. Each Issuer Free Writing Prospectus (as defined below in Section 19(b)) relating to the Placement Shares that (i) was required to be filed with the Commission by the Company or (ii) is exempt from filing pursuant to Rule 433(d)(5)(i), in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g), as of its issue date and as of each Applicable Time (as defined below in Section 19(a)), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statements or the Prospectus, including any incorporated document deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by CF&Co specifically for use therein. The Company has satisfied or will satisfy the conditions in Rule 433 so as not to be required to file with the Commission any electronic road show.

(g) Organization. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Delaware with the corporate power and authority necessary to own, hold, lease and/or operate its assets and properties and to conduct the business in which it is engaged as described in the Registration Statements and Prospectus; and the Company is duly qualified as a foreign entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure, individually or in the aggregate, to be so qualified and be in good standing would not have a material adverse effect on (i) the consolidated business, operations, assets, properties, financial condition, reputation, prospects, or results of operations of the Company and any subsidiaries which may be incorporated or formed from time to time (the “Subsidiaries”) taken as a whole, (ii) the transactions contemplated hereby, or (iii) the ability of the Company to perform its obligation under this Agreement (collectively, a “Material Adverse Effect”). The Company has full corporate power and authority necessary to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. Except as disclosed in the Registration Statements and the Prospectus, the Company is in compliance with the laws, orders, rules, regulations and directives applicable to it, except for any noncompliance that, individually, or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(h) Subsidiaries. The Company has no “significant subsidiaries” (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act). Except as disclosed in the Registration Statements and the Prospectus, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity.

(i) No Violation or Default. Except as disclosed in the Registration Statements and the Prospectus, neither the Company nor any of its Subsidiaries is (i) in violation of any provision of its charter or bylaws or similar organizational documents, (ii) in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, or condition of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, (iii) in violation in any respect of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, its Subsidiaries or any of its properties, as applicable (including, without limitation, those administered by the Food and Drug Administration of the U.S. Department of Health and Human Services (the “FDA”) or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA), or (iv) in violation of any rule or regulation of any self-regulating organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the Exchange) except, with respect to clauses (ii), (iii), and (iv), any violations or defaults which, singularly or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. The execution, delivery and performance of this Agreement, the issuance and sale of the Placement Shares and the consummation of the transactions contemplated hereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of, or constitute a default under), (i) any provision of the charter, bylaws or organizational documents, as the case may be, of the Company or any of its Subsidiaries, (ii) any provision of any contract, license, repurchase agreement, management agreement, indenture, mortgage, deed of trust, bank loan or credit agreement, note, lease or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries, or any of their respective assets or properties may be bound or affected, except for any breach or default that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, (iii) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries, or (iv) any rule or regulation of any self-regulating organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the Exchange), except for any breach or default that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(j) Capitalization. As of December 31, 2010, the Company had an authorized, issued and outstanding capitalization as set forth on its balance sheet included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right.

(k) Authorization; Enforceability. This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and (ii) the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof.

(l) Capital Stock and Placement Shares in Proper Form. The capital stock of the Company, including the Placement Shares, conforms in all material respects to the description thereof contained in the Registration Statements and the Prospectus. The holders of the Placement Shares will not be subject to personal liability under the Delaware General Corporation Law by reason of being such holders.

(m) Authorization of Placement Shares. The Placement Shares, or class of shares which the Placement Shares are part of, when issued and delivered pursuant to the terms approved by the Board of Directors or a duly designated committee thereof, against payment therefor as provided herein, will be duly and validly authorized and issued and fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights, and will be registered pursuant to Section 12 of the Exchange Act.

(n) Consents and Permits. (1) Except as disclosed in the Registration Statements and the Prospectus, the Company and its Subsidiaries have made all filings, applications and submissions required by, and possesses all approvals, licenses, certificates, certifications, clearances, consents, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign regulatory authorities (including, without limitation, the FDA, and any other foreign, federal, state or local government or regulatory authorities performing functions similar to those performed by the FDA) necessary for the ownership or lease of their respective properties or to conduct its businesses as described in the Registration Statements and the Prospectus (collectively, “Permits”), except for such Permits the failure of which to possess, obtain or make the same would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any written notice of proceedings relating to the limitation, revocation, cancellation, suspension, modification or non-renewal of any such Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, and has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course. (2) No approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Placement Shares or the consummation by the Company of the transactions contemplated hereby (including, without limitation, the Exchange, or approval of the stockholders of the Company (including as may be required pursuant to Rule 5635 of the NASDAQ Marketplace Rules)), other than (i) registration of the Placement Shares under the Securities Act, (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Placement Shares are being offered by CF&Co, (iii) filing of any reports under the Exchange Act, or (iv) such approvals as may be required by the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(o) No Preferential Rights. Except as set forth in the Registration Statements and the Prospectus, (i) no person, as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act (each, a “Person”), has the right, contractual or otherwise, to cause the Company to issue or sell to such Person any shares of Common Stock or shares of any other capital stock or other securities of the Company, (ii) no Person has any preemptive rights, resale rights, rights of first refusal, or any other rights (whether pursuant to a “poison pill” provision or otherwise) to purchase any shares of Common Stock or shares of any other capital stock or other securities of the Company, (iii) except as disclosed to CF&Co or its agents in connection with the transactions contemplated hereby, no Person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Placement Shares, and (iv) no Person has the right, contractual or otherwise, to require the Company to register under the Securities Act any shares of Common Stock or shares of any other capital stock or other securities of the Company, or to include any such shares or other securities in the Registration Statements or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statements or the sale of the Placement Shares as contemplated thereby or otherwise.

(p) Independent Public Accountant. Ernst & Young, LLP, whose report on the financial statements of the Company is filed with the Commission as part of the Registration

Statements and the Prospectus, are and, during the periods covered by their report, were (i) an independent public accounting firm within the meaning of the Securities Act, (ii) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act), and (iii) not in violation of the auditor independence requirements of the Sarbanes-Oxley Act.

(q) Enforceability of Agreements. Except as disclosed in the Registration Statements and the Prospectus, all agreements between the Company and third parties expressly referenced in the Prospectus are legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and (ii) the indemnification provisions of certain agreements may be limited be federal or state securities laws or public policy considerations in respect thereof and except for any other potentially unenforceable term that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(r) No Litigation. Except as disclosed in the Registration Statements and the Prospectus, there are no actions, suits, claims, investigations, inquiries or proceedings pending or, to the Company’s knowledge, threatened, to which either the Company or, to the Company’s knowledge, its Subsidiaries, nor any of their respective officers or directors, is a party or of which any of their respective properties or other assets is subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before any self-regulating organization or other non-governmental regulatory authority (including, without limitation, the Exchange), which if resolved adversely to the Company or any Subsidiary would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(s) Regulatory Filings. Except as disclosed in the Registration Statements and the Prospectus, neither the Company nor any of its Subsidiaries has failed to file with the applicable regulatory authorities (including, without limitation, the FDA or any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) any required filing, declaration, listing, registration, report or submission, except for such failures that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; except as disclosed in the Registration Statements and the Prospectus, all such filings, declarations, listings, registrations, reports or submissions were in compliance with applicable laws when filed and no deficiencies have been asserted by any applicable regulatory authority with respect to any such filings, declarations, listings, registrations, reports or submissions, except for any deficiencies that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(t) Certain Market Activities. Neither the Company nor, to the Company’s knowledge, any of its Subsidiaries, nor, to the Company’s knowledge, any of their respective directors, officers or controlling persons has taken, directly or indirectly, any action designed, or that has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Placement Shares.

(u) Broker/Dealer Relationships. Neither the Company nor any of its Subsidiaries or any related entities (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or is a “person associated with a FINRA member” or “associated person of a FINRA member” (within the meaning of Article I of the Bylaws of the NASD).

(v) No Reliance. The Company has not relied upon CF&Co or legal counsel for CF&Co for any legal, tax or accounting advice in connection with the offering and sale of the Placement Shares.

(w) Taxes. Except as disclosed in the Registration Statements and the Prospectus, the Company and, to the Company’s knowledge, any of its Subsidiaries has filed on a timely basis (taking into account all applicable extensions) all necessary federal, state, local and foreign income and franchise tax returns, if any such returns were required to be filed, through the date hereof and have paid all taxes shown as due thereon except for any failure to file or pay which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. No tax deficiency has been asserted against the Company or, to the Company’s knowledge, any of its Subsidiaries, nor does the Company know of any tax deficiency that is likely to be asserted against any such entity that, if determined adversely to any such entity, could reasonably be expected to have a Material Adverse Effect. All tax liabilities, if any, are adequately provided for on the books of the Company and, to the Company’s knowledge, any of its Subsidiaries, except for such tax liabilities that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(x) Intellectual Property. Except as disclosed in the Registration Statements and the Prospectus, the Company and its Subsidiaries own, possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”), necessary for the conduct of their respective businesses as now conducted except to the extent that the failure to own, possess, license or otherwise hold adequate rights to use such Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect. Except as disclosed in the Registration Statements and the Prospectus, (a) there are no rights of third parties to any such Intellectual Property owned by the Company and its Subsidiaries; (b) to the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property; (c) to the Company’s knowledge, there is no pending or threatened action, suit, proceeding or claim by others challenging the Company’s and its Subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (d) to the Company’s knowledge, there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; (e) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company and its Subsidiaries infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others; (f) to the Company’s knowledge, there is no third-party U.S. patent or published U.S. patent application which contains claims for which an Interference Proceeding (as defined in 35 U.S.C. § 135) has been commenced against any patent or patent application described in the

Prospectus as being owned by or licensed to the Company; and (g) the Company and its Subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or such Subsidiary, and all such agreements are in full force and effect, except, in the case of any of clauses (a)-(g) above, for any such infringement by third parties or any such pending or threatened suit, action, proceeding or claim as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(y) Clinical Studies. The clinical, pre-clinical and other studies and tests conducted by or on behalf of or sponsored by the Company and its Subsidiaries were and, if still pending, are being conducted in accordance in all material respects with all statutes, laws, rules and regulations, as applicable (including, without limitation, those administered by the FDA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA). Except as set forth in the Registration Statements and Prospectus, neither the Company nor any of its Subsidiaries has received any notices or other correspondence from the FDA or any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA with respect to any ongoing clinical or pre-clinical studies or tests requiring the termination or suspension of such studies or tests.

(z) Compliance Program. Except as disclosed in the Registration Statements and the Prospectus, the Company has established and administers a compliance program applicable to the Company, to assist the Company and the directors, officers and employees of the Company in complying with applicable regulatory guidelines (including, without limitation, those administered by the FDA and any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA); except where such noncompliance would not reasonably be expected to have a Material Adverse Effect.

(aa) Environmental Laws. Except as disclosed in the Registration Statements and the Prospectus, the Company and its Subsidiaries: (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses and other approvals required of them under applicable Environmental Laws to conduct their respective businesses as described in the Registration Statements and the Prospectus; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in the case of any of clauses (i), (ii) or (iii) above, for any such failure to comply or failure to receive required permits, licenses, or other approvals or any such liability as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(bb) Accounting Controls. Except as disclosed in the Registration Statements and the Prospectus, the Company and its Subsidiaries maintain a system of internal accounting controls as defined in Rule 13a-15f and 15d-15f of the Exchange Act.

(cc) Disclosure Controls. Except as disclosed in the Registration Statements and the Prospectus, the Company has established and maintains disclosure controls and procedures as defined in Rule 13a-15e and 15d-15e of the Exchange Act.

(dd) Sarbanes-Oxley Act. Except as disclosed in the Registration Statements and the Prospectus, the Company, its Subsidiaries and the Company’s directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the Exchange promulgated thereunder.

(ee) Finder’s Fees. Neither the Company nor any of its Subsidiaries has incurred any liability for any finder’s fees or similar payments in connection with the transactions herein contemplated, except as may otherwise exist with respect to CF&Co pursuant to this Agreement.

(ff) Labor Disputes. Except as disclosed in the Registration Statements and the Prospectus, the Company nor any of its Subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) there is no (A) unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or its Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (B) strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of its Subsidiaries and (C) union representation dispute currently existing concerning the employees of the Company or any of its Subsidiaries, and (ii) to the Company’s knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company or any of its Subsidiaries, and (B) there has been no violation of any federal, state, local, or foreign law relating to discrimination in the hiring, promotion or pay of employees or any applicable wage or hour laws concerning the employees of the Company.

(gg) Investment Company Act. Except as disclosed in the Registration Statements and the Prospectus, neither the Company nor any of its Subsidiaries, after giving effect to the offering and sale of the Placement Shares, will be (i) required to register as an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).

(hh) Casualty. Except as disclosed in the Registration Statements and the Prospectus, neither the Company nor, to the Company’s knowledge, any of its Subsidiaries has sustained any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, in each case that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(ii) Underwriter Agreements. Except as disclosed in the Registration Statements and the Prospectus, the Company is not a party to any agreement with an agent or underwriter for any other “at-the-market” or continuous equity transaction.

(jj) ERISA. Except as disclosed in the Registration Statements and the Prospectus, the Company and its Subsidiaries are in compliance with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), except for any noncompliance that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Registration Statements and the Prospectus, no “reportable event” (as defined in section 4043 of ERISA) for which the Pension Benefit Guaranty Corporation has not waived the notice requirement has occurred in the past three years with respect to any “pension plan” (as defined in ERISA) for which the Company and its Subsidiaries would reasonably expect to have any liability. Except as disclosed in the Registration Statements and the Prospectus, the Company and its Subsidiaries have not incurred and do not reasonably expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Code. Except as disclosed in the Registration Statements and the Prospectus, each “pension plan” for which the Company or its Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter to that effect and, to the Company’s knowledge, no event has occurred since the date of such letter that could reasonably be expected to result in the loss of such qualification.

(kk) CF&Co Purchases. The Company acknowledges and agrees that CF&Co has informed the Company that CF&Co may, to the extent permitted under the Securities Act and the Exchange Act, purchase and sell shares of Common Stock for its own account while this Agreement is in effect, provided, that (i) no such purchase or sales shall take place while a Placement Notice is in effect (except to the extent CF&Co may engage in sales of Placement Shares purchased or deemed purchased from the Company as a “riskless principal” or in a similar capacity) and (ii) the Company shall not be deemed to have authorized or consented to any such purchases or sales by CF&Co.

(ll) No Improper Practices. Except as disclosed in the Registration Statements and the Prospectus, (i) neither the Company nor, to the Company’s knowledge, its Subsidiaries, nor to the Company’s knowledge, any of their respective executive officers has, in the past five years, made any unlawful contributions to any candidate for any political office (or failed fully to disclose any contribution in violation of law) or made any contribution or other payment to any official of, or candidate for, any federal, state, municipal, or foreign office or other person charged with similar public or quasi-public duty in violation of any law or of the character required to be disclosed in the Prospectus; (ii) no relationship, direct or indirect, exists between or among the Company or, to the Company’s knowledge, any Subsidiary or any affiliate of any of them, on the one hand, and the directors, officers and stockholders of the Company or, to the Company’s knowledge, any Subsidiary, on the other hand, that is required by the Securities Act to be described in the Registration Statements and the Prospectus that is not so described; (iii) no relationship, direct or indirect, exists between or among the Company or any Subsidiary or any affiliate of them, on the one hand, and the directors, officers, stockholders or directors of the Company or, to the Company’s knowledge, any Subsidiary, on the other hand, that is required by the rules of the FINRA to be described in the Registration Statements and the Prospectus that is not so described; (iv) except as described in the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or, to the Company’s knowledge, any Subsidiary to or for the benefit of any of their respective officers or directors or any of the members of the families of any of them; (v) the Company has not offered, or caused any placement agent to offer, Common Stock to any person with the intent to influence unlawfully (A) a customer or supplier of the Company or any Subsidiary to alter the customer’s or supplier’s level or type of business with the Company or any Subsidiary or (B) a trade journalist or publication to write or publish favorable information about the Company or any Subsidiary or any of their respective products or services, and, (vi) neither the Company nor any Subsidiary nor, to the Company’s knowledge, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation (including, without limitation, the Foreign Corrupt Practices Act of 1977), which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statements or the Prospectus.

(mm) Title to Property. Except as disclosed in the Registration Statements and the Prospectus, the Company and its Subsidiaries have good and marketable title to all property (real and personal) described in the Registration Statements and the Prospectus as being owned by any of them, free and clear of all material liens, claims, security interests or other encumbrances, except to the extent such material liens, claims, security interests or other encumbrances are disclosed in the Registration Statements and the Prospectus; all the property described in the Registration Statements and the Prospectus as being held under lease by the Company or any Subsidiary is held thereby under valid, subsisting and enforceable leases.

(nn) Insurance. Except as disclosed in the Registration Statements and the Prospectus, the Company and its Subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which the Company reasonably believes is adequate and in accordance with customary industry practice to protect the Company and its Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase; neither the Company nor its Subsidiaries has reason to believe that it will not be able to renew any such insurance as and when such insurance expires.

(oo) Data Reliable and Accurate. All statistical or market-related data included or incorporated by reference in the Registration Statements and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(pp) NASDAQ: Registration. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the Exchange, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Exchange, nor except as disclosed in the Registration Statements and the Prospectus, has the Company received any notification that the

Commission or FINRA is contemplating terminating such registration or listing. Except as disclosed in the Registration Statements and the Prospectus, the Company has complied in all material respects with the applicable requirements of the Exchange for maintenance of inclusion of the Common Stock thereon. The Company has filed a Notification of Listing of Additional Shares with the Exchange with respect to the Placement Shares.

(qq) The operations of the Company and its Subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

Any certificate signed by an officer of the Company and delivered to CF&Co or to counsel for CF&Co pursuant to or in connection with this Agreement shall be deemed to be a representation and warranty by the Company, as applicable, to CF&Co as to the matters set forth therein.

6. Sale and Delivery; Settlement.

(a) Sale of Placement Shares. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, upon CF&Co’s acceptance of the terms of a Placement Notice, and unless the sale of the Placement Shares described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, CF&Co, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable laws to sell such Placement Shares up to the amount specified, and otherwise in accordance with the terms of such Placement Notice. The Company acknowledges and agrees that (i) there can be no assurance that CF&Co will be successful in selling Placement Shares, (ii) CF&Co will incur no liability or obligation to the Company or any other person or entity if it does not sell Placement Shares for any reason other than a failure by CF&Co to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Placement Shares as required under this Agreement and (iii) CF&Co shall be under no obligation to purchase Placement Shares on a principal basis pursuant to this Agreement, except as otherwise agreed by CF&Co and the Company.

(b) Settlement of Placement Shares. Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement Shares will occur on the third (3rd) Business Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Settlement Date” and the first such settlement date, the “First Delivery Date”). The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement Shares sold (the “Net Proceeds”) will be equal to the aggregate sales price received by CF&Co at which such Placement Shares were sold, after deduction for (i) CF&Co’s commission, discount or other compensation for such sales payable by the Company pursuant to Section 2 hereof, and (ii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.

(c) Delivery of Placement Shares. On or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Shares being sold by crediting CF&Co’s or its designee’s account (provided CF&Co shall have given the Company written notice of such designee at least one Business Day prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. On each Settlement Date, CF&Co will deliver the related Net Proceeds in same-day funds to an account designated by the Company on, or prior to, the Settlement Date. The Company agrees that if the Company, or its transfer agent (if applicable), defaults in its obligation to deliver Placement Shares on a Settlement Date, the Company will, in addition to and in no way limiting the rights and obligations set forth in Section 9 (Indemnification and Contribution), (i) hold CF&Co harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and (ii) pay to CF&Co any commission, discount, or other compensation to which it would otherwise have been entitled absent such default; provided, however, that the Company shall not be obligated to so indemnify and reimburse CF&Co if the Placement Shares are not timely delivered due to (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iii) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (iv) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere.

(d) Denominations; Registration. Certificates for the Placement Shares, if any, shall be in such denominations and registered in such names as CF&Co may request in writing at least one full business day before the Settlement Date. The certificates for the Placement Shares, if any, will be made available for examination and packaging by CF&Co in The City of New York not later than noon (New York time) on the business day prior to the Settlement Date.

(e) Limitations on Offering Size. Under no circumstances shall the Company cause or request the offer or sale of any Placement Shares if, after giving effect to the sale of such Placement Shares, the aggregate gross sales proceeds sold pursuant to this Agreement would exceed the lesser of (A) together with all sales of Placement Shares under this Agreement, the Maximum Amount, (B) the amount available for offer and sale under the currently effective Registration Statements and (C) the amount authorized from time to time to be issued and sold under this Agreement by the Company’s board of directors, a duly authorized committee thereof or a duly authorized executive committee, and notified to CF&Co in writing; provided, however, that in no event shall the Company issue or sell through CF&Co such number of Shares that would cause the Company to not satisfy the eligibility requirements for use of Form S-3. Under no circumstances shall the Company cause or request the offer or sale of any Placement Shares at a price lower than the minimum price authorized from time to time by the

Company’s board of directors, duly authorized committee thereof or a duly authorized executive committee, and notified to CF&Co in writing. Further, under no circumstances shall the aggregate offering amount of Placement Shares sold pursuant to this Agreement, including any separate underwriting or similar agreement covering principal transactions described in Section 1 of this Agreement, exceed the Maximum Amount.

(f) The Company agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Placement Shares shall only be effected by or through CF&Co on any single given day; provided, however, that (1) the foregoing limitation shall not apply to (i) the exercise of any option, warrant, right or any conversion privilege set forth in the instrument governing such security or (ii) sales solely to employees or security holders of the Company or its Subsidiaries, or to a trustee or other person acquiring such securities for the accounts of such persons, and (2) such limitation shall not apply on any day during which no sales are made pursuant to this Agreement.

7. Covenants of the Company. The Company covenants and agrees with CF&Co that:

(a) Registration Statement Amendments; Payment of Fees. After the date of this Agreement and during any period in which a Prospectus relating to any Placement Shares is required to be delivered by CF&Co under the Securities Act with respect to a pending sale of the Placement Shares (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will notify CF&Co promptly of the time when any subsequent amendment to the Registration Statements, other than documents incorporated by reference, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus has been filed and any request by the Commission for any amendment or supplement to the Registration Statements or Prospectus or for additional information.

(b) Notice of Commission Stop Orders. During any period in which a Prospectus relating to any Placement Shares is required to be delivered by CF&Co under the Securities Act with respect to a pending sale of Placement Shares, the Company will advise CF&Co, promptly after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statements or any other order preventing or suspending the use of the Prospectus, of the suspension of the qualification of the Placement Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose or any examination pursuant to Section 8(e) of the Securities Act, or if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Placement Shares; and the Company will promptly use its commercially reasonable efforts to prevent the issuance of any stop or other order or to obtain its withdrawal if such a stop or other order should be issued.

(c) Delivery of Prospectus; Subsequent Changes. During any period in which a Prospectus relating to the Placement Shares is required to be delivered by CF&Co under the Securities Act with respect to a pending sale of the Placement Shares (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will comply with all requirements imposed upon it by the Securities Act, as from time to time in force, and to file on or before their respective due dates all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statements or Prospectus to comply with the Securities Act, the Company will promptly notify CF&Co to suspend the offering of Placement Shares during such period and the Company will promptly amend or supplement the Registration Statements or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(d) Listing of Placement Shares. During any period in which the Prospectus relating to the Placement Shares is required to be delivered by CF&Co under the Securities Act with respect to a pending sale of the Placement Shares (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will use its commercially reasonable efforts to cause the Placement Shares to be listed on the Exchange.

(e) Delivery of Registration Statements and Prospectus. The Company will furnish to CF&Co and its counsel (at the expense of the Company) copies of the Registration Statements, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statements or Prospectus that are filed with the Commission during any period in which a Prospectus relating to the Placement Shares is required to be delivered under the Securities Act. The copies of the Registration Statements and the Prospectus and any supplements or amendments thereto furnished to CF&Co will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to IDEA, except to the extent permitted by Regulation S-T. Notwithstanding the foregoing, the Company will not be required to furnish any document (other than the Prospectus) to CF&Co to the extent such document is available on IDEA.

(f) Earnings Statement. The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement covering a 12-month period that satisfies the provisions of Section 11(a) and Rule 158 of the Securities Act. “Earnings statement” and “make generally available” will have the meanings contained in Rule 158 under the Securities Act.

(g) Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, in accordance with the provisions of Section 11 hereunder, will pay all expenses incident to the performance of the Company’s obligations hereunder, which the parties acknowledge include expenses relating to: (i) the preparation, printing and filing of the Registration Statements and each amendment and supplement thereto, of each Prospectus and of each amendment and supplement thereto, and of this Agreement, (ii) the preparation, issuance and delivery of the Placement Shares, (iii) the printing and delivery to CF&Co of copies of the Prospectus and any amendments and supplements thereto, (iv) the fees and expenses incurred in connection with the listing or qualification of the Placement Shares for trading on the Exchange, and (v) the filing fees and expenses, if any, of the Commission and FINRA.

(h) Use of Proceeds. The Company will use the Net Proceeds as described in the Prospectus in the section entitled “Use of Proceeds.”

(i) Notice of Other Sales. During either the pendency of any Placement Notice given hereunder, or any period in which the Prospectus relating to the Placement Shares is required to be delivered by CF&Co, the Company shall provide CF&Co notice as promptly as reasonably possible before it offers to sell, contracts to sell, sells, grants any option to sell or otherwise disposes of any shares of Common Stock (other than Placement Shares offered pursuant to the provisions of this Agreement) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire Common Stock; provided, that such notice shall not be required in connection with the (i) issuance, grant or sale of Common Stock, options to purchase shares of Common Stock or Common Stock issuable upon the exercise of options or other equity awards pursuant to any employee or director stock option or benefits plan or stock ownership plan or issuances permitted by FINRA, (ii) the issuance or sale of Common Stock pursuant to any dividend reinvestment plan that the Company may adopt from time to time or (iii) the issuance of Common Stock upon the exercise of any currently outstanding warrants, options or other rights in effect or outstanding and disclosed in filings by the Company available on EDGAR.

(j) Change of Circumstances. The Company will, at any time during the pendency of a Placement Notice, advise CF&Co promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document required to be provided to CF&Co pursuant to this Agreement.

(k) Due Diligence Cooperation. The Company will cooperate with any reasonable due diligence review conducted by CF&Co or its agents in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior corporate officers, during regular business hours and at the Company’s principal offices, as CF&Co may reasonably request.

(l) Required Filings Relating to Placement of Placement Shares. The Company agrees that on such dates as the Securities Act shall require, the Company will (i) file a prospectus supplement with the Commission under the applicable paragraph of Rule 424(b) under the Securities Act (each and every filing date under Rule 424(b), a “Filing Date”), which prospectus supplement will set forth, within the relevant period, the amount of Placement Shares sold through CF&Co, the Net Proceeds to the Company and the compensation payable by the Company to CF&Co with respect to such Placement Shares, and (ii) deliver such number of copies of each such prospectus supplement to each exchange or market on which such sales were effected as may be required by the rules or regulations of such exchange or market.

(m) Representation Dates; Certificate. Three Trading Days prior to the First Delivery Date and each time the Company:

(i)

files the Prospectus relating to the Placement Shares or amends or supplements (other than a prospectus supplement relating solely to an offering of securities other than the Placement Shares) the Registration

Statements or the Prospectus relating to the Placement Shares by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of documents by reference into the Registration Statements or the Prospectus relating to the Placement Shares;

(ii)	files an annual report on Form 10-K under the Exchange Act (including any Form 10-K/A containing amended financial information or a material amendment to the previously filed Form 10-K);

(iii)	files its quarterly reports on Form 10-Q under the Exchange Act; or

(iv)	files a current report on Form 8-K containing amended financial information (other than information “furnished” pursuant to Items 2.02 or 7.01 of Form 8-K) under the Exchange Act (each date of filing of one or more of the documents referred to in clauses (i) through (iv) shall be a “Representation Date”), the Company shall furnish CF&Co with a certificate, in the form attached hereto as Exhibit 7(m) within three (3) Trading Days of any Representation Date. The requirement to provide a certificate under this Section 7(m) shall be waived for any Representation Date occurring at a time at which no Placement Notice is pending, which waiver shall continue until the earlier to occur of the date the Company delivers a Placement Notice hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date; provided, however, that such waiver shall not apply for any Representation Date on which the Company files its annual report on Form 10-K. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Shares following a Representation Date when the Company relied on such waiver and did not provide CF&Co with a certificate under this Section 7(m), then before the Company delivers the Placement Notice or CF&Co sells any Placement Shares, the Company shall provide CF&Co with a certificate, in the form attached hereto as Exhibit 7(m), dated the date of the Placement Notice.

(n) Legal Opinion. On or before the date of the first Placement Notice is given hereunder, the Company shall cause to be furnished to CF&Co a written opinion dated as of the date of such Placement Notice of Cooley LLP (the “Company Counsel”), in a form reasonably acceptable to CF&Co and its counsel. Within three (3) Trading Days of each subsequent Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit 7(m) for which no waiver is applicable, the Company shall cause to be furnished to CF&Co a written opinion of Company Counsel in a form reasonably acceptable to CF&Co and its counsel.

(o) Comfort Letter. Three Trading Days prior to the First Delivery Date and within three (3) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit 7(m) for which no waiver is applicable, the Company shall cause its independent accountants (and any other independent accountants whose report is included in the Registration Statements or the Prospectus), to furnish CF&Co letters (the “Comfort Letters”) in form and substance satisfactory to CF&Co, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act, and the PCAOB, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statements and the Prospectus, as amended and supplemented to the date of such letter.

(p) Market Activities. The Company will not, directly or indirectly (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Placement Shares or (ii) sell, bid for, or purchase the Placement Shares to be issued and sold pursuant to this Agreement, or pay anyone any compensation for soliciting purchases of the Placement Shares to be issued and sold pursuant to this Agreement other than CF&Co.

(q) Filings with the Exchange. The Company will timely file with the Exchange all material documents and notices required by the Exchange of companies that have or will issue securities that are traded on the Exchange.

(r) Securities Act and Exchange Act. The Company will use its commercially reasonable efforts to comply with all requirements imposed upon it by the Securities Act and the Exchange Act as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Placement Shares as contemplated by the provisions hereof and the Prospectus.

(s) No Offer to Sell. Other than a free writing prospectus (as defined in Rule 405 under the Securities Act) approved in advance in writing by the Company and CF&Co in its capacity as principal or agent hereunder, neither CF&Co nor the Company (including its agents and representatives, other than CF&Co in its capacity as such) will, directly or indirectly, make, use, prepare, authorize, approve or refer to any free writing prospectus relating to the Placement Shares to be sold by CF&Co as principal or agent hereunder.

(t) Transfer Agent. The Company shall maintain, at its expense, a registrar and transfer agent for the Common Stock.

(u) Disclosure of Sales. The Company will disclose in its quarterly reports on Form 10-Q and in its annual report on Form 10-K the number of Placement Shares sold through CF&Co during the relevant quarter.

(v) Market Stabilization. The Company will not, and will use its commercially reasonable efforts to cause its officers, trustees and affiliates not to, (i) take, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Placement Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Placement Shares during the pendency of any Placement Notice or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company during the pendency of any Placement Notice; provided, however, that upon consent of CF&Co the Company may bid for and purchase Common Stock in accordance with Rule 10b-18 under the Exchange Act.

(w) Available Shares. The Company will ensure that there are at all times sufficient shares of Common Stock to provide for the issuance, free of any preemptive rights, out its authorized but unissued shares of Common Stock, of the Maximum Amount.

8. Conditions to CF&Co’s Obligations. The obligations of CF&Co hereunder with respect to a Placement Notice will be subject to the continuing accuracy and completeness of the representations and warranties made by the Company herein, to the due performance by the Company of its obligations hereunder, to the completion by CF&Co of a due diligence review satisfactory to CF&Co in its reasonable judgment, and to the continuing satisfaction (or waiver by CF&Co in its sole discretion) of the following additional conditions:

(a) Registration Statements Effective. The Registration Statements shall have become effective and together shall be available for the sale of all Placement Shares contemplated to be issued by any Placement Notice.

(b) No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statements, the response to which would require any post-effective amendments or supplements to the Registration Statements or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statements or the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the occurrence of any event that makes any material statement made in the Registration Statements or the Prospectus untrue in any material respect or that requires the making of any changes in the Registration Statements, related Prospectus or documents so that, in the case of the Registration Statements, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) Material Changes. Except as contemplated in the Prospectus, or disclosed in the Company’s reports filed with the Commission, there shall not have been any material adverse change, on a consolidated basis, in the authorized capital stock of the Company or any Material Adverse Effect, or any development that could reasonably be expected to cause a Material Adverse Effect, the effect of which, in the reasonable judgment of CF&Co (without relieving the Company of any obligation or liability it may otherwise have), is so material as to make it impracticable or inadvisable to proceed with the offering of the Placement Shares on the terms and in the manner contemplated in the Prospectus.

(d) Legal Opinion. CF&Co shall have received the opinion of Company Counsel required to be delivered pursuant to Section 7(n) on or before the date on which such delivery of such opinion is required pursuant to Section 7(n).

(e) Comfort Letter. CF&Co shall have received the Comfort Letter required to be delivered pursuant to Section 7(o) on or before the date on which such delivery of such opinion is required pursuant to Section 7(o).

(f) Representation Certificate. CF&Co shall have received the certificate required to be delivered pursuant to Section 7(m) on or before the date on which delivery of such certificate is required pursuant to Section 7(m).

(g) No Exchange Suspension or FINRA Objection. Trading in the Common Stock shall not have been suspended on the Exchange. FINRA shall not have objected to the fairness or reasonableness of the terms or arrangements under this Agreement.

(h) Other Materials. On each date on which the Company is required to deliver a certificate pursuant to Section 7(m), the Company shall use its commercially reasonable efforts to furnish to CF&Co such appropriate further information, certificates and documents as CF&Co may reasonably request. All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof. The Company will furnish CF&Co with such conformed copies of such opinions, certificates, letters and other documents as CF&Co shall reasonably request.

(i) Securities Act Filings Made. All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424.

(j) Approval for Listing. The Placement Shares shall either have been (i) approved for listing on the Exchange, subject only to notice of issuance, or (ii) the Company shall have filed an application for listing of the Placement Shares on the Exchange at, or prior to, the issuance of any Placement Notice.

(k) Termination of Agreement. If any condition specified in this Section 8 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by CF&Co by notice to the Company. Notice of such cancellation shall be given in writing and addressed to each of the individuals of the Company set forth on Schedule 2.

(l) No Termination Event. There shall not have occurred any event or condition that would permit CF&Co to terminate this Agreement pursuant to Section 11.

9. Indemnification and Contribution.

(a) Company Indemnification. The Company agrees to indemnify and hold harmless CF&Co, the directors, officers, partners, employees and agents of CF&Co and each person, if any, who (i) controls CF&Co within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or (ii) is controlled by or is under common control with CF&Co (a “CF&Co Affiliate”) from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all reasonable investigative, legal and other expenses incurred in connection with, and any and all amounts paid in settlement (in accordance with Section 9(c)) of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which CF&Co, or any such person, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based, directly or indirectly, on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statements or the Prospectus, or any amendments thereto (including the information deemed to be a part of each Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B, if applicable) or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this indemnity agreement shall not apply to the extent that such loss, claim, liability, expense or damage arises from or is caused directly or indirectly by an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company by or on behalf of CF&Co expressly for inclusion in the Registration Statements or Prospectus. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

(b) CF&Co Indemnification. CF&Co agrees to indemnify and hold harmless the Company and its directors and each officer of the Company who signed the Registration Statements, and each person, if any, who (i) controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or (ii) is controlled by or is under common control with the Company (a “Company Affiliate”) against any and all losses, liabilities, claims, damages and expenses to which the Company, or any such person, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, as and when incurred, but only insofar as such loss, liability, claim, damage or expense arises from or is caused directly or indirectly by an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company by or on behalf of CF&Co expressly for inclusion in the Registration Statements or Prospectus.

(c) Procedure. Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 9 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on the written advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on the written advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 9 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding.

(d) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 9 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or CF&Co, the Company and CF&Co will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than CF&Co, if any), to which the Company and CF&Co may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and CF&Co, on the other. The relative benefits received by the Company on the one hand and CF&Co on the other hand shall be deemed to be in the same proportion as the total net proceeds from the sale of the Placement Shares (before deducting expenses) received by the Company bear to the total compensation received by CF&Co from the sale of Placement Shares on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and CF&Co, on the other, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or CF&Co, on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and CF&Co agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, referred to above in this Section 9(d) shall be deemed to include, for the purpose of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 9(c) hereof. Notwithstanding the foregoing provisions of this Section 9(d), CF&Co shall not be required to contribute any amount in excess of the commissions received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(d), any person who controls a party to this Agreement within the meaning of the Securities Act, and any officers, directors, partners, employees or agents of CF&Co, will have the same rights to contribution as that party, and each trustee of the Company and each officer of the Company who signed the Registration Statements will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 9(d), will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 9(d) except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 9(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 9(c) hereof.

10. Representations and Agreements to Survive Delivery. All representations and warranties of the Company herein or in certificates delivered pursuant hereto shall survive, as of their respective dates, regardless of (i) any investigation made by or on behalf of CF&Co, any controlling persons, or the Company (or any of their respective officers, directors or controlling persons), (ii) delivery and acceptance of the Placement Shares and payment therefor or (iii) any termination of this Agreement.

11. Termination.

(a) Termination; General. CF&Co may terminate this Agreement, by notice to the Company, as hereinafter specified at any time (1) if there has been, since the time of execution of this Agreement or since the date as of which information is given in the Prospectus, any change, or any development or event involving a prospective change, which individually or in the aggregate, in the sole judgment of CF&Co has or could have a Material Adverse Effect and makes it impractical or inadvisable to market the Placement Shares or to enforce contracts for the sale of the Placement Shares, (2) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of CF&Co, impracticable or inadvisable to market the Placement Shares or to enforce contracts for the sale of the Placement Shares, (3) if trading in the Placement Shares has been suspended or limited by the Commission or the Exchange, or if trading generally on the Exchange has been suspended or limited, or minimum prices for trading have been fixed on the Exchange, (4) if any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market shall have occurred and be continuing, (5) if a major disruption of securities settlements or clearance services in the United States shall have occurred and be continuing, or (6) if a banking moratorium has been declared by either U.S. Federal or New York authorities.

(b) Termination by the Company. The Company shall have the right to terminate this Agreement in its sole discretion at any time after the date of this Agreement.

(c) Termination by CF&Co. CF&Co shall have the right, by giving ten (10) days notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement.

(d) Automatic Termination. Unless earlier terminated pursuant to this Section 11, this Agreement shall automatically terminate upon the issuance and sale of the Maximum Amount of Placement Shares through CF&Co pursuant to this Agreement.

(e) Continued Force and Effect. This Agreement shall remain in full force and effect unless terminated pursuant to Sections 8(k), 11(a), (b), (c), or (d) above or otherwise by mutual agreement of the parties.

(f) Effectiveness of Termination. Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date specified in such notice by CF&Co or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Shares, such Placement Shares shall settle in accordance with the provisions of this Agreement.

(g) Liabilities. If this Agreement is terminated pursuant to Section 8(k) or this Section 11, such termination shall be without liability of any party to any other party except as provided in Section 7(g) hereof, and except that, in the case of any termination of this

Agreement, Section 9, Section 16 and Section 17 hereof, and the obligation herein to pay any discount, commission or other compensation accrued but unpaid, shall survive such termination and remain in full force and effect.

12. Notices. All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing, unless otherwise specified in this Agreement, and if sent to CF&Co, shall be delivered to Cantor Fitzgerald & Co., 499 Park Avenue, New York, New York 10022, fax no. (212) 308-3730, Attention: Capital Markets/Jeff Lumby, with copies to Stephen Merkel, General Counsel, at the same address, and Reed Smith LLP, 599 Lexington Avenue, New York, New York 10022, fax no. (212) 521-5450, Attention: Daniel I. Goldberg; or if sent to the Company, shall be delivered to Sunesis Pharmaceuticals, Inc., 395 Oyster Point Boulevard, Suite 400, South San Francisco, CA 94080, fax no. (650) 266-3505, Attention: Chief Financial Officer, with a copy to Cooley LLP, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, CA 94306, fax no. (650) 849-7400, Attention: Suzanne Sawochka Hooper. Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid). For purposes of this Agreement, “Business Day” shall mean any day on which the Exchange and commercial banks in the City of New York are open for business.

13. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and CF&Co and their respective successors and the affiliates, controlling persons, officers and directors referred to in Section 9 hereof. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party.

14. Adjustments for Stock Splits. The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock dividend or similar event effected with respect to the Placement Shares.

15. Entire Agreement; Amendment; Severability. This Agreement (including all schedules and exhibits attached hereto and placement notices issued pursuant hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and CF&Co. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement.

16. APPLICABLE LAW; CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH ANY TRANSACTION CONTEMPLATED HEREBY, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF (CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

17. WAIVER OF JURY TRIAL. THE COMPANY AND CF&CO EACH HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile transmission.

19. Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:

(a) “Applicable Time” means the date of this Agreement, each Representation Date, the date on which a Placement Notice is given, any date on which Placement Shares are sold hereunder, or such other time as agreed to by the Company and CF&Co.

(b) “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Placement Shares that (1) is required to be filed with the Commission by the Company, (2) is a “road show” that is a “written communication” within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission, or

(3) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Placement Shares or of the offering that does not reflect the final terms, and all free writing prospectuses that are listed in Exhibit G hereto, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

(c) “Rule 433” means Rule 433 of the Securities Act.

All references in this Agreement to financial statements and schedules and other information that is “contained,” “included” or “stated” in the Registration Statements or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in the Registration Statements or the Prospectus, as the case may be.

All references in this Agreement to the Registration Statements, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to IDEA; all references in this Agreement to any Issuer Free Writing Prospectus (other than any Issuer Free Writing Prospectuses that, pursuant to Rule 433, are not required to be filed with the Commission) shall be deemed to include the copy thereof filed with the Commission pursuant to IDEA; and all references in this Agreement to “supplements” to the Prospectus shall include, without limitation, any supplements, “wrappers” or similar materials prepared in connection with any offering, sale or private placement of any Placement Shares by CF&Co outside of the United States.

20. Permitted Free Writing Prospectuses. The Company represents, warrants and agrees that, unless it obtains the prior consent of CF&Co, and CF&Co represents, warrants and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Placement Shares that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by CF&Co or by the Company, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents and warrants that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. For the purposes of clarity, the parties hereto agree that all free writing prospectuses, if any, listed in Exhibit G hereto are Permitted Free Writing Prospectuses.

21. Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

(a) CF&Co has been retained solely to act as underwriter in connection with the sale of the Placement Shares and that no fiduciary, advisory or agency relationship between the Company and CF&Co has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether CF&Co has advised or is advising the Company on other matters;

(b) the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement;

(c) the Company has been advised that CF&Co and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that CF&Co has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship;

(d) CF&Co has not provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement and it has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate; and

(e) the Company waives, to the fullest extent permitted by law, any claims it may have against CF&Co, for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that CF&Co shall have no liability (whether direct or indirect) to the Company in respect to such fiduciary claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including shareholders, partners, employees or creditors of the Company.

[Remainder of Page Intentionally Blank]

If the foregoing correctly sets forth the understanding between the Company and CF&Co, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and CF&Co.

            Very truly yours,

SUNESIS PHARMACEUTICALS, INC.

By:	/s/ Eric H. Bjerkholt
Name:	Eric H. Bjerkholt
Title:	Senior Vice President, Corporate Development and Finance, and Chief Financial Officer

ACCEPTED as of the date first-above written:

CANTOR FITZGERALD & CO.

By:	/s/ Jeffrey Lumby
Name:	Jeffrey Lumby
Title:	Managing Director

[Signature page to Sales Agreement]

SCHEDULE 1

FORM OF PLACEMENT NOTICE*

From:	[	]
Cc:	[	]
To:	[	]

Subject:        Controlled Equity Offering—Placement Notice

Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Controlled Equity OfferingSM Sales Agreement between Sunesis Pharmaceuticals, Inc. (the “Company”) and Cantor Fitzgerald & Co. (“CF&Co”), dated August 11, 2011 (the “Agreement”), I hereby request on behalf of the Company that CF&Co sell up to [ ] shares of the Company’s Common Stock, par value $0.0001 per share, at a minimum market price of $                 per share.

[The Company may include such other sales parameters at it deems appropriate.]

SCHEDULE 2

CANTOR FITZGERALD & CO.

Jeff Lumby

Josh Feldman

Peter Dippolito

SUNESIS PHARMACEUTICALS, INC.

Daniel N. Swisher, Jr.

Eric H. Bjerkholt

SCHEDULE 3

COMPENSATION

CF&Co shall be paid compensation of 3% of the gross proceeds from the sales of the Placement Shares.

Exhibit 7(m)

OFFICER CERTIFICATE

The undersigned, the duly qualified and elected                                              , of SUNESIS PHARMACEUTICALS, INC. (“Company”), a Delaware corporation, does hereby certify in such capacity and on behalf of the Company, pursuant to Section 7(m) of the Sales Agreement, dated August 11, 2011 (the “Sales Agreement”), between the Company and Cantor Fitzgerald & Co., that to the best of the knowledge of the undersigned.

(i) The representations and warranties of the Company in Section 5 of the Sales Agreement (A) to the extent such representations and warranties are subject to qualifications and exceptions contained therein relation to materiality or Material Adverse Effect, are true and correct on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, with the same force and effect as if expressly made on and as of the date hereof and (B) to the extent such representations and warranties are not subject to any qualifications or exceptions, are true and correct in all material respects as of the date hereof as if made on and as of the date hereof except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, with the same force and effect as if expressly made on and as of the date hereof; and

(ii) The Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Sales Agreement at or prior to the date hereof.

By:
Name:
Title:

Date: